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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                                 April 23, 1997
                Date of Report (Date of earliest event reported)



                                  XIRCOM, INC.
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   California                       0-19856                  95-4421884
-----------------               ----------------         ------------------
(State or other                   (Commission             (I.R.S. Employer
jurisdiction of                   File Number)           Identification No.)
 incorporation)


                          2300 Corporate Center Drive
                          Thousand Oaks, CA 91320-1420
                    (Address of principal executive offices)


                                 (805) 376-9300
              (Registrant's telephone number, including area code)



                                 Not Applicable
             (Former name or address, if change since last report)

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Item 5.  Other Events.

         The purpose of this Form 8-K is to file a press release issued by Xircom, Inc. on April 14, 1997 regarding the release of the Company's second quarter 1997 results. A copy of the press release is filed herewith as Exhibit
99.1 and is hereby incorporated by reference to this Item 5.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               99.1 -- Press Release dated April 14, 1997 entitled "Xircom
                       Announces Second Quarter 1997 Results"

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            XIRCOM, INC.



Dated:  April 23, 1997                      By: /s/ RANDALL H. HOLLIDAY
                                            -----------------------------
                                                    Randall H. Holliday
                                                    Secretary and General
                                                    Counsel

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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER               DESCRIPTION
-------              -----------
 99.1                Press Release dated April 14, 1997 entitled "Xircom
                     Announces Second Quarter 1997 Results"